UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     June 5, 2014

BALLY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31558	88-0104066
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 S. Bermuda Rd.
Las Vegas, Nevada	89119
(Address of principal executive	(Zip Code)
offices)

Registrant’s telephone number, including area code:   (702) 584-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On June 5, 2014, Bally Technologies, Inc. (the “Company”), issued a press release (the “Release”) announcing the Company’s entry into a definitive agreement to acquire Dragonplay Ltd., a leading online social casino company headquartered in Tel Aviv, Israel. A copy of the Release is attached hereto as Exhibit 99.1.

Item 9.01.             Financial Statements and Exhibit.

(d)   Exhibits

99.1        Press release issued by the Company, dated June 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BALLY TECHNOLOGIES, INC.

By:	/s/Neil Davidson
Neil Davidson
Senior Vice President, Chief Financial Officer and Treasurer

Dated: June 5, 2014